                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                        BMA VARIABLE ANNUITY ACCOUNT A
                          BMA VARIABLE LIFE ACCOUNT A

                         Supplement dated May 8, 2002

                                      to

                        Prospectuses dated May 1, 2002

   The following information supplements the information contained in your prospectus under "BMA":

   On April 30, 2002, RBC Insurance, the insurance operations of Royal Bank of Canada, announced an agreement to acquire Business Men's Assurance Company of America ("BMA") from Generali Finance B.V, an indirect wholly owned subsidiary of Assicurazioni Generali S.p.A. Under the agreement, Liberty Life Insurance Company, part of the U.S. operations of RBC Insurance that operates under the brand name RBC Liberty Insurance, will purchase BMA, exclusive of its existing reinsurance business. This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions, is expected to close by the end of August of 2002.

   The acquisition of BMA will not affect your policy benefits or any other terms or conditions under your policy.


























V1113 (5/02)

                        THE FIXED AND VARIABLE ANNUITY

                                   ISSUED BY

                        BMA VARIABLE ANNUITY ACCOUNT A

                                      AND

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America (BMA). The annuity contract has 25 investment choices--2 FIXED ACCOUNT options and 23 INVESTMENT PORTFOLIOS listed below.

   The 23 INVESTMENT PORTFOLIOS are part of Investors Mark Series Fund, Inc., Berger Institutional Products Trust, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, Variable Insurance Products Fund, INVESCO Variable Investment Funds, Inc. and Lazard Retirement Series, Inc. You can put your money in Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or any of these INVESTMENT PORTFOLIOS.

INVESTORS MARK SERIES FUND, INC.

   Managed By Standish Mellon Asset Management Company LLC

      Intermediate Fixed Income Portfolio
      Mid Cap Equity Portfolio
      Money Market Portfolio
      Global Fixed Income Portfolio

   Managed By Stein Roe & Farnham Incorporated

      Small Cap Equity Portfolio
      Large Cap Growth Portfolio

   Managed By David L. Babson & Co., Inc.

      Large Cap Value Portfolio

   Managed By Lord Abbett

      Growth & Income Portfolio

   Managed By Kornitzer Capital Management, Inc.

      Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

   Managed By Berger Financial Group LLC

      Berger IPT-International Fund

THE ALGER AMERICAN FUND

   Managed By Fred Alger Management, Inc.

      Alger American Growth Portfolio
      Alger American Leveraged AllCap Portfolio
      Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Managed By American Century Investment Management, Inc.
      VP Income & Growth
      VP Value

DREYFUS STOCK INDEX FUND

   Managed By The Dreyfus Corporation (Index Fund Manager--Mellon Equity Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

   Managed By The Dreyfus Corporation

      Dreyfus VIF Disciplined Stock Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP")

   Managed By Fidelity Management & Research Company

      Fidelity VIP Overseas Portfolio
      Fidelity VIP Growth Portfolio
      Fidelity VIP Contrafund(R) Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.

   Managed By INVESCO Funds Group, Inc.

      INVESCO VIF--High Yield Fund
      INVESCO VIF--Core Equity Fund (formerly INVESCO VIF--Equity Income Fund)

LAZARD RETIREMENT SERIES, INC.

   Managed By Lazard Asset Management

      Lazard Retirement Small Cap Portfolio

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   Please read this prospectus before investing and keep it on file for future reference. It contains important information about the BMA Fixed and Variable Annuity Contract.

   To learn more about the BMA Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 36 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: 2000 Wade Hampton Boulevard, Greenville, SC 29602-0789 (beginning June 1, 2002) (9735 Landmark Parkway Drive, St. Louis, MO 63127-1690 (May 1, 2002 - June 1, 2002)).

   The Contracts:

   . are not bank deposits
   . are not federally insured
   . are not endorsed by any bank or government agency
   . are not guaranteed and may be subject to loss of principal

   This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

May 1, 2002

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
INDEX OF SPECIAL TERMS.......................................................    4
SUMMARY......................................................................    4
FEE TABLE....................................................................    6
EXAMPLES.....................................................................    8
1.    THE ANNUITY CONTRACT...................................................   13
2.    ANNUITY PAYMENTS (THE INCOME PHASE)....................................   14
        Annuity Date.........................................................   14
        Annuity Payments.....................................................   14
        Annuity Options......................................................   15
3.    PURCHASE...............................................................   16
        Purchase Payments....................................................   16
        Allocation of Purchase Payments......................................   16
        Free Look............................................................   16
        Accumulation Units...................................................   16
4.    INVESTMENT OPTIONS.....................................................   17
        Transfers............................................................   22
        Dollar Cost Averaging Option.........................................   23
        Asset Rebalancing Option.............................................   23
        Asset Allocation Option..............................................   24
        Voting Rights........................................................   24
        Substitution.........................................................   24
5.    EXPENSES...............................................................   24
        Coverage Charge......................................................   24
        Contract Maintenance Charge..........................................   25
        Withdrawal Charge....................................................   25
        Free Withdrawal Amount...............................................   26
        Waiver of Withdrawal Charge Benefits.................................   26
        Reduction or Elimination of the Withdrawal Charge....................   27
        Premium Taxes........................................................   27
        Transfer Fee.........................................................   27
        Income Taxes.........................................................   27
        Investment Portfolio Expenses........................................   27
6.    TAXES..................................................................   27
        Annuity Contracts in General.........................................   28
        Qualified and Non-Qualified Contracts................................   28
        Withdrawals--Non-Qualified Contracts.................................   28
        Withdrawals--Qualified Contracts.....................................   29
        Death Benefits.......................................................   29
        Diversification and Owner Control....................................   30
7.    ACCESS TO YOUR MONEY...................................................   30
        Automatic Withdrawal Program.........................................   31
        Minimum Distribution Program.........................................   31
        Suspension of Payments or Transfers..................................   31
8.    PERFORMANCE............................................................   32
9.    DEATH BENEFIT..........................................................   32
        Death Benefit Enhancement............................................   32
        Additional Death Benefit Option (ADBO)...............................   33
        Death of Annuitant...................................................   34
10.   OTHER INFORMATION......................................................   35
        BMA..................................................................   35
        The Separate Account.................................................   35
        Distributor..........................................................   35
        Administration.......................................................   35
        Ownership............................................................   35
        Beneficiary..........................................................   35
        Assignment...........................................................   36
        Financial Statements.................................................   36
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................   36
APPENDIX A--CONDENSED FINANCIAL INFORMATION..................................  A-1
APPENDIX B--ADDITIONAL DEATH BENEFIT OPTION..................................  B-1

                            INDEX OF SPECIAL TERMS

   We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. They appear capitalized in the text and the page that is indicated below is where we believe you will find the best explanation for the word or term.

                                                                           Page
                                                                           ----
Accumulation Phase........................................................  13
Accumulation Unit.........................................................  16
Annuitant.................................................................  14
Annuity Date..............................................................  14
Annuity Options...........................................................  15
Annuity Payments..........................................................  14
Annuity Unit..............................................................  16
Beneficiary...............................................................  34
Fixed Account.............................................................  13
Guarantee Period..........................................................  14
Income Phase..............................................................  13
Investment Portfolios.....................................................  17
Joint Owner...............................................................  34
Non-Qualified.............................................................  28
Owner.....................................................................  33
Purchase Payment..........................................................  16
Qualified.................................................................  28
Tax Deferral..............................................................  28

                                    SUMMARY

   The sections in this summary correspond to sections in this prospectus which discuss the topics in more detail.

   The Annuity Contract: The fixed and variable annuity contract offered by BMA provides a means for investing on a tax-deferred basis in two BMA fixed accounts (available in most states) and the 23 INVESTMENT PORTFOLIOS. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

   Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the ANNUITY OPTIONS BMA offers. You can choose whether to have payments come from our general account, the available INVESTMENT
PORTFOLIOS or both. If you choose to have any part of your payments come from the INVESTMENT PORTFOLIOS, the dollar amount of your payments may go up or down.

   Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the ACCUMULATION PHASE.

   Investment Options: You can put your money into the BMA FIXED ACCOUNTS and/or the INVESTMENT PORTFOLIOS. The returns on the INVESTMENT PORTFOLIOS are not guaranteed. You can lose money. You can make transfers between investment options.

   Expenses: The contract has insurance features and investment features, and there are costs related to each.

   Each year, BMA deducts a $35 contract maintenance charge from your contract. BMA currently waives this charge during the ACCUMULATION PHASE if the value of your contract is at least $100,000.

   BMA deducts a coverage charge which varies depending upon whether you elect the additional death benefit option (ADBO) (if you purchased the contract on or after May 3, 1999). The charge is equal, on an annual basis, to 1.45% of amounts invested in an INVESTMENT PORTFOLIO if you elect the ADBO and 1.25% of amounts invested in an INVESTMENT PORTFOLIO if you do not elect the ADBO.

   In certain states, the ADBO may not be available (check with your registered representative). If you bought your contract before May 3, 1999, the ADBO is not available.

   If you take money out of the contract, BMA may assess a withdrawal charge against each PURCHASE PAYMENT withdrawn. The withdrawal charge starts at 7% in the first year and declines to 0% after 7 years.

   There are also daily investment charges which range, on an annual basis, from .26% to 1.25% of the average daily value of the INVESTMENT PORTFOLIO, depending upon the INVESTMENT PORTFOLIO.

   Taxes: Your earnings are not taxed until you take them out. If you take money out during the ACCUMULATION PHASE, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

   Access to Your Money: You can take money out of your contract during the ACCUMULATION PHASE. Withdrawals may be subject to a withdrawal charge and an interest adjustment for money in Fixed Account II. You may also have to pay income tax and a tax penalty on any money you take out.

   Death Benefit: If you die before moving to the INCOME PHASE, the person you have chosen as a BENEFICIARY will receive a death benefit.

   Free-Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). BMA will refund the value of your contract on the day it receives your request to cancel the contract. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, BMA will refund the greater of your PURCHASE PAYMENT or contract value. BMA will put your money in the Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                   FEE TABLE

   The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as the INVESTMENT PORTFOLIOS. The annual expenses of the INVESTMENT PORTFOLIOS and the examples are based on data provided by the respective underlying funds. We have not independently verified such data.

OWNER TRANSACTION EXPENSES

   Withdrawal Charge (as a percentage of PURCHASE PAYMENT withdrawn) (See Note 1 on page 12)

                    Number of Complete Years      Withdrawal
                    From Date of Purchase Payment   Charge
                    ----------------------------- ----------
                            0....................     7%
                            1....................     6%
                            2....................     5%
                            3....................     4%
                            4....................     3%
                            5....................     2%
                            6....................     1%
                          7 and thereafter.......     0%

   Transfer Fee (see Note 2 on page 13)

       No charge for first 12 transfers in a contract year during the ACCUMULATION PHASE and no charge for four transfers in a contract year during the INCOME PHASE; thereafter, the fee is $25 per transfer.

 CONTRACT MAINTENANCE CHARGE (see Note 3 on page 13) $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

   Mortality and Expense Risk Fees and Account Fees and Expenses (See Note 4 on page 13).

           If you elect Additional Death Benefit Option....... 1.45%
           If you do not elect Additional Death Benefit Option 1.25%

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an INVESTMENT PORTFOLIO for the most recent fiscal year, except as noted)

                                                                                          Total Annual
                                                                     Other Expenses    Portfolio Expenses
                                                                     (After Expense      (After Expense
                                                                      Reimbursement       Reimbursement
                                                  Management 12b-1   with Respect to     With Respect to
                                                     Fees    Fees  Certain Portfolios) Certain Portfolios)
                                                  ---------- ----- ------------------- -------------------
INVESTORS MARK SERIES FUND, INC.(a)
   Intermediate Fixed Income Portfolio...........    .60%      --         .20%                 .80%
   Mid Cap Equity Portfolio......................    .80%      --         .10%                 .90%
   Money Market Portfolio........................    .40%      --         .10%                 .50%
   Global Fixed Income Portfolio.................    .75%      --         .25%                1.00%
   Small Cap Equity Portfolio....................    .95%      --         .10%                1.05%
   Large Cap Growth Portfolio....................    .80%      --         .10%                 .90%
   Large Cap Value Portfolio.....................    .80%      --         .10%                 .90%
   Growth & Income Portfolio.....................    .80%      --         .10%                 .90%
   Balanced Portfolio............................    .80%      --         .10%                 .90%
BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT-International Fund(b)..............    .85%      --         .35%                1.20%
THE ALGER AMERICAN FUND
   Alger American Growth Portfolio...............    .75%      --         .06%                 .81%
   Alger American Leveraged AllCap Portfolio.....    .85%      --         .07%                 .92%
   Alger American MidCap Growth Portfolio........    .80%      --         .08%                 .88%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Value(c)...................................    .97%      --         .00%                 .97%
   VP Income & Growth............................    .70%      --         .00%                 .70%
DREYFUS STOCK INDEX FUND--Initial Shares (d).....    .25%      --         .01%                 .26%
DREYFUS VARIABLE INVESTMENT FUND(d)
   Dreyfus VIF Disciplined Stock Portfolio.......    .75%      --         .06%                 .81%
VARIABLE INSURANCE PRODUCTS FUND, Service Class
  2(e)
   Fidelity VIP Overseas Portfolio...............    .73%    .25%         .20%                1.18%
   Fidelity VIP Growth Portfolio.................    .58%    .25%         .10%                 .93%
   Fidelity VIP Contrafund Portfolio.............    .58%    .25%         .11%                 .94%
INVESCO VARIABLE INVESTMENT FUNDS, INC.(f)
   INVESCO VIF--High Yield Fund..................    .60%      --         .42%                1.02%
   INVESCO VIF--Core Equity Fund.................    .75%      --         .34%                1.09%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio(g)......    .75%    .25%         .25%                1.25%

--------
(a) Investors Mark Advisors, LLC voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2001 and will continue this arrangement until April 30, 2003 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 2001 were: 1.50% for the Money Market Portfolio; 2.02% for the Intermediate Fixed Income Portfolio; 1.78% for the Global Fixed Income Portfolio; 1.83% for the Mid Cap Equity Portfolio; 1.53% for the Balanced Portfolio; 1.18% for the Growth & Income Portfolio; 1.50% for the Small Cap Equity Portfolio; 1.23% for the Large Cap Growth Portfolio; and 1.40% for the Large Cap Value Portfolio.

(b) Under a written contract, the Fund's investment adviser has agreed to waive its advisory fee and reimburse the Funds to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed a specified amount (1.20%-Berger IPT-International Fund). The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the waiver and reimbursements, the Management Fee for Berger IPT-International Fund would have been .85%; Other Expenses would have been .75%; and Total Annual Portfolio Expenses would have been 1.60%. The investment advisory fee charged to Berger IPT-International Fund is at the following rates of average daily net assets: 0.85% of the first $ 500 million, 0.80% of the next $500 million, and 0.75% over $1 billion.
(c) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.
(d) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.
(e) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(f) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.
(g) Lazard Asset Management, Inc., the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2002 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expense for the year ended December 31, 2001 would have been 1.67% for the Lazard Retirement Small Cap Portfolio.

                                   EXAMPLES

   There are two sets of examples below.

   . Example 1 assumes you elect the Additional Death Benefit Option (ADBO).

   . Example 2 assumes you do not elect the ADBO.

   Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

   The assumed average contract size is $60,000.

   The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

EXAMPLE 1:

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming you elect the ADBO:

   (a) if you surrender the contract at the end of each time period;

   (b) if you do not surrender the contract or if your contract value is applied to an ANNUITY OPTION with a life contingency or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.

                                        Expenses Per $1,000 Purchase Payment for All Variable Funds
                                                 WITH ELECTION of Additional Death Benefit
                                        -----------------------------------------------------------
                                            1 Year        3 Years        5 Years        10 Years
                                           --------      ---------      ---------      ---------
INVESTORS MARK SERIES FUND, INC.
   Intermediate Fixed Income Portfolio. a)$77.79       a)$109.40      a)$143.85      a)$269.56
                                        b)$23.94       b)$ 73.72      b)$126.12      b)$269.56
   Mid Cap Equity Portfolio............ a)$78.82       a)$112.49      a)$148.99      a)$279.79
                                        b)$24.97       b)$ 76.80      b)$131.26      b)$279.79
   Money Market Portfolio.............. a)$74.68       a)$100.06      a)$128.25      a)$238.19
                                        b)$20.86       b)$ 64.42      b)$110.56      b)$238.19
   Global Fixed Income Portfolio....... a)$79.85       a)$115.58      a)$154.11      a)$289.90
                                        b)$25.99       b)$ 79.87      b)$136.37      b)$289.90
   Small Cap Equity Portfolio.......... a)$80.37       a)$117.12      a)$156.66      a)$294.92
                                        b)$26.51       b)$ 81.40      b)$138.91      b)$294.92
   Large Cap Growth Portfolio.......... a)$78.82       a)$112.49      a)$148.99      a)$279.79
                                        b)$24.97       b)$ 76.80      b)$131.26      b)$279.79
   Large Cap Value Portfolio........... a)$78.82       a)$112.49      a)$148.99      a)$279.79
                                        b)$24.97       b)$ 76.80      b)$131.26      b)$279.79
   Growth & Income Portfolio........... a)$78.82       a)$112.49      a)$148.99      a)$279.79
                                        b)$24.97       b)$ 76.80      b)$131.26      b)$279.79
   Balanced Portfolio.................. a)$78.82       a)$112.49      a)$148.99      a)$279.79
                                        b)$24.97       b)$ 76.80      b)$131.26      b)$279.79
BERGER INSTITUTIONAL PRODUCTS
  TRUST
   International Fund.................. a)$81.91       a)$121.72      a)$164.27      a)$309.81
                                        b)$28.04       b)$ 85.99      b)$146.50      b)$309.81
THE ALGER AMERICAN FUND
   Growth Portfolio.................... a)$77.89       a)$109.71      a)$144.36      a)$270.58
                                        b)$24.05       b)$ 74.03      b)$126.64      b)$270.58
   Leveraged All Cap Portfolio......... a)$79.03       a)$113.11      a)$150.02      a)$281.82
                                        b)$25.17       b)$ 77.42      b)$132.28      b)$281.82
   MidCap Growth Portfolio............. a)$78.61       a)$111.87      a)$147.97      a)$277.75
                                        b)$24.76       b)$ 76.18      b)$130.23      b)$277.75
AMERICAN CENTURY VARIABLE
  PORTFOLIOS
   Value............................... a)$79.54       a)$114.65      a)$152.58      a)$286.88
                                        b)$25.69       b)$ 78.95      b)$134.84      b)$286.88
   Income & Growth..................... a)$76.75       a)$106.30      a)$138.68      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
DREYFUS STOCK INDEX FUND............... a)$72.20       a)$ 92.53      a)$115.59      a)$212.34
                                        b)$18.39       b)$ 56.92      b)$ 97.93      b)$212.34
DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio......... a)$77.89       a)$109.71      a)$144.36      a)$270.58
                                        b)$24.05       b)$ 74.03      b)$126.64      b)$270.58

                                   Expenses Per $1,000 Purchase Payment for All Variable Funds
                                            WITH ELECTION of Additional Death Benefit
                                   -----------------------------------------------------------
                                       1 Year        3 Years        5 Years        10 Years
                                      --------      ---------      ---------      ---------
FIDELITY VIP, SERVICE CLASS II
   Overseas Portfolio............. a)$81.70       a)$121.10      a)$163.26      a)$307.84
                                   b)$27.84       b)$ 85.38      b)$145.49      b)$307.84
   Growth Portfolio............... a)$79.13       a)$113.42      a)$150.53      a)$282.83
                                   b)$25.28       b)$ 77.72      b)$132.79      b)$282.83
   Contrafund Portfolio........... a)$79.23       a)$113.73      a)$151.05      a)$283.85
                                   b)$25.38       b)$ 78.03      b)$133.30      b)$283.85
INVESCO VARIABLE INVESTMENT FUNDS,
  INC.
   High Yield Fund................ a)$80.06       a)$116.19      a)$155.13      a)$291.91
                                   b)$26.20       b)$ 80.48      b)$137.38      b)$291.91
   Core Equity Fund............... a)$80.78       a)$118.34      a)$158.70      a)$298.92
                                   b)$26.92       b)$ 82.63      b)$140.94      b)$298.92
LAZARD RETIREMENT SERIES, INC.
   Retirement Small Cap Portfolio. a)$82.42       a)$123.25      a)$166.80      a)$314.72
                                   b)$28.55       b)$ 87.51      b)$149.02      b)$314.72

EXAMPLE 2:

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming you do not elect the ADBO:

   (a) if you surrender the contract at the end of each time period;

   (b) if you do not surrender the contract or if your contract value is applied to an ANNUITY OPTION with a life contingency or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.

                                        Expenses Per $1,000 Purchase Payment for All Variable Funds
                                                        No Additional Death Benefit
                                        -----------------------------------------------------------
                                            1 Year        3 Years        5 Years        10 Years
                                           --------      ---------      ---------      ---------
INVESTORS MARK SERIES FUND, INC.
   Intermediate Fixed Income Portfolio. a)$75.72       a)$103.18      a)$133.47      a)$248.75
                                        b)$21.89       b)$ 67.53      b)$115.77      b)$248.75
   Mid Cap Equity Portfolio............ a)$76.75       a)$106.29      a)$138.67      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
   Money Market Portfolio.............. a)$72.61       a)$ 93.79      a)$117.71      a)$216.70
                                        b)$18.80       b)$ 58.17      b)$100.04      b)$216.70
   Global Fixed Income Portfolio....... a)$77.79       a)$109.40      a)$143.85      a)$269.55
                                        b)$23.94       b)$ 73.72      b)$126.12      b)$269.55
   Small Cap Equity Portfolio.......... a)$78.30       a)$110.95      a)$146.42      a)$274.68
                                        b)$24.46       b)$ 75.26      b)$128.69      b)$274.68
   Large Cap Growth Portfolio.......... a)$76.75       a)$106.29      a)$138.67      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
   Large Cap Value Portfolio........... a)$76.75       a)$106.29      a)$138.67      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
   Growth & Income Portfolio........... a)$76.75       a)$106.29      a)$138.67      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
   Balanced Portfolio.................. a)$76.75       a)$106.29      a)$138.67      a)$259.21
                                        b)$22.92       b)$ 70.63      b)$120.96      b)$259.21
BERGER INSTITUTIONAL PRODUCTS
  TRUST
   International Fund.................. a)$79.85       a)$115.58      a)$154.11      a)$289.90
                                        b)$25.99       b)$ 79.87      b)$136.36      b)$289.90
THE ALGER AMERICAN FUND
   Growth Portfolio.................... a)$75.82       a)$103.49      a)$133.99      a)$249.81
                                        b)$21.99       b)$ 67.84      b)$116.29      b)$249.81
   Leveraged All Cap Portfolio......... a)$76.96       a)$106.92      a)$139.71      a)$261.29
                                        b)$23.12       b)$ 71.25      b)$121.99      b)$261.29
   MidCap Growth Portfolio............. a)$76.55       a)$105.67      a)$137.64      a)$257.13
                                        b)$22.71       b)$ 70.01      b)$119.92      b)$257.13
AMERICAN CENTURY VARIABLE
  PORTFOLIOS
   Value............................... a)$77.48       a)$108.47      a)$142.30      a)$266.46
                                        b)$23.64       b)$ 72.79      b)$124.58      b)$266.46
   Income & Growth..................... a)$74.68       a)$100.06      a)$128.25      a)$238.18
                                        b)$20.86       b)$ 64.42      b)$110.55      b)$238.18
DREYFUS STOCK INDEX FUND............... a)$70.12       a)$ 86.21      a)$104.92      a)$190.28
                                        b)$16.32       b)$ 50.62      b)$ 87.28      b)$190.28
DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio......... a)$75.82       a)$103.49      a)$133.99      a)$249.81
                                        b)$21.99       b)$ 67.84      b)$116.29      b)$249.81

                                   Expenses Per $1,000 Purchase Payment for All Variable Funds
                                                   No Additional Death Benefit
                                   -----------------------------------------------------------
                                       1 Year        3 Years        5 Years        10 Years
                                      --------      ---------      ---------      ---------
FIDELITY VIP, SERVICE CLASS II
   Overseas Portfolio............. a)$79.64       a)$114.96      a)$153.09      a)$287.89
                                   b)$25.79       b)$ 79.26      b)$135.34      b)$287.89
   Growth Portfolio............... a)$77.06       a)$107.23      a)$140.23      a)$262.32
                                   b)$23.22       b)$ 71.56      b)$122.51      b)$262.32
   Contrafund Portfolio........... a)$77.17       a)$107.54      a)$140.75      a)$263.36
                                   b)$23.33       b)$ 71.87      b)$123.03      b)$263.36
INVESCO VARIABLE INVESTMENT FUNDS,
  INC.
   High Yield Fund................ a)$77.99       a)$110.02      a)$144.88      a)$271.61
                                   b)$24.15       b)$ 74.34      b)$127.15      b)$271.61
   Core Equity Fund............... a)$78.72       a)$112.18      a)$148.48      a)$278.76
                                   b)$24.87       b)$ 76.49      b)$130.74      b)$278.76
LAZARD RETIREMENT SERIES, INC.
   Retirement Small Cap Portfolio. a)$80.37       a)$117.11      a)$156.66      a)$294.92
                                   b)$26.51       b)$ 81.40      b)$138.91      b)$294.92

EXPLANATION OF FEE TABLE AND EXAMPLES

1. After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge by BMA for a withdrawal of that PURCHASE PAYMENT. You may also have to pay income tax and a tax penalty on any money you take out. The first 10% of contract value withdrawn is not subject to a withdrawal charge, unless you have already made another withdrawal during that same contract year.

2. BMA will not charge you the transfer fee even if there are more than 12 transfers in a year during the ACCUMULATION PHASE if the transfer is for the Dollar Cost Averaging Option, the Asset Allocation Option or Asset Rebalancing Option.

3. During the ACCUMULATION PHASE, BMA will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, BMA will charge the contract maintenance charge. If you own more than one BMA contract, we will determine the total value of all the contracts (except in South Carolina). If the total value of all the contracts is more than $100,000, we will not assess the contract maintenance charge. During the INCOME PHASE, BMA will deduct the contract maintenance charge from each ANNUITY PAYMENT on a pro rata basis.

4. The coverage charge is an aggregate charge which consists of mortality and expense risk fees and account fees and expenses which is referred to as a coverage charge throughout this prospectus and in your contract. The amount of the coverage charge for your contract depends upon whether you elect the Additional Death Benefit Option. If you purchased your contract before May 3, 1999, the Additional Death Benefit Option was not available. In certain states, the Additional Death Benefit Option may not be available. Check with your registered representative regarding availability.

   There is an ACCUMULATION UNIT value history (Condensed Financial Information) contained in Appendix A.

1.  THE ANNUITY CONTRACT

   This prospectus describes the Fixed and Variable Annuity Contract offered by BMA. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

   An annuity is a contract between you, the owner, and an insurance company (in this case BMA), where the insurance company promises to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving ANNUITY PAYMENTS, your annuity is in the ACCUMULATION PHASE. Once you begin receiving ANNUITY PAYMENTS, your contract switches to the INCOME PHASE.

   The contract benefits from TAX DEFERRAL. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

   The contract is called a variable annuity because you can choose among 23 INVESTMENT PORTFOLIOS and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the investment performance of the INVESTMENT PORTFOLIO(S) you select. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the variable annuity portion of the contract also depends upon the investment performance of the INVESTMENT PORTFOLIOS you select for the INCOME PHASE.

   The contract also contains two FIXED ACCOUNT options (Fixed Account I and Fixed Account II). The FIXED ACCOUNTS offer interest rates that are guaranteed by BMA. For Fixed Account I, an interest rate is set at the time of each PURCHASE PAYMENT or transfer to the account. This initial interest rate is guaranteed for

12 months. Fixed Account II offers different GUARANTEE PERIODS. A GUARANTEE PERIOD is the time period for which an interest rate is credited in Fixed Account II. Currently, the following GUARANTEE PERIODS are available: three years, five years, and seven years. Each PURCHASE PAYMENT or transfer to a GUARANTEE PERIOD has its own interest rate. BMA guarantees that the interest credited to the FIXED ACCOUNT options will not be less than 3% per year. Currently, if you purchase the contract on or after May 3, 1999 and elect the Additional Death Benefit Option (ADBO), the amount of interest we credit to any amounts you have allocated to Fixed Account II will be reduced in consideration of the cost of the ADBO accordingly. If you make a withdrawal, transfer or if your contract switches to the INCOME PHASE before the end of the GUARANTEE PERIOD you have selected, an interest adjustment will be made to the value of your contract.

   If you select either FIXED ACCOUNT option, your money will be placed with the other general assets of BMA. If you select either FIXED ACCOUNT, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the total interest credited to your contract. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the general account will remain level for the entire INCOME PHASE.

   As OWNER of the contract, you exercise all rights under the contract. You can change the OWNER at any time by notifying BMA in writing. You and your spouse can be named JOINT OWNERS (subject to state laws). We have described more information on this in Section 10--Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

   Under the contract you can receive regular income payments. You can choose the date on which those payments begin. We call that date the ANNUITY DATE. Your first ANNUITY PAYMENT will be made one month (or one modal period if you do not choose monthly payments) after the ANNUITY DATE.

   We ask you to choose your ANNUITY DATE when you purchase the contract. You can change it at any time before the ANNUITY DATE with 30 days notice to us. Your ANNUITY DATE cannot be any earlier than one year after we issue the contract.

Annuity Payments

   ANNUITY PAYMENTS must begin by the later of the first day of the first calendar month after the ANNUITANT'S 95th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The ANNUITANT is the person whose life we look to when we make ANNUITY PAYMENTS. Currently, the amount of each payment is determined ten business days prior to the payment date. At the ANNUITY DATE, you can choose whether payments will come from:

   . a FIXED ACCOUNT, referred to as a fixed annuity,

   . the INVESTMENT PORTFOLIO(s) available, referred to as a variable annuity, or

   . a combination of both.

   If you choose to have any portion of your ANNUITY PAYMENTS come from the FIXED ACCOUNTS, Fixed Accounts I and II will be terminated, and the fixed annuity payments will be made from BMA's general account. The general account of BMA contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the ANNUITY DATE, we are using annuity payment tables for similar fixed annuity contracts which would provide a larger ANNUITY PAYMENT, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to four times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or portion of your variable annuity payment to the fixed annuity payment. After the ANNUITY DATE, you may not transfer any portion of the fixed annuity into the variable annuity payment.

   If you choose to have any portion of your ANNUITY PAYMENTS come from the INVESTMENT PORTFOLIO(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the INVESTMENT PORTFOLIO(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

   Each variable annuity payment will vary depending on the investment performance of the INVESTMENT PORTFOLIO(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

   ANNUITY PAYMENTS are made monthly unless you have less than $10,000 to apply toward a payment. In that case, BMA may provide your ANNUITY PAYMENT in a single lump sum. Likewise, if your ANNUITY PAYMENTS would be or become less than $250 a month, BMA has the right to change the frequency of payments so that your ANNUITY PAYMENTS are at least $250.

Annuity Options

   You can choose among income plans. We call those ANNUITY OPTIONS.

   You can select and/or change an ANNUITY OPTION at any time prior to the ANNUITY DATE (with 30 days notice to us). If you do not choose an ANNUITY OPTION, we will assume that you selected Option 2 which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following ANNUITY OPTIONS. Any other ANNUITY OPTION acceptable to us may also be selected. After ANNUITY PAYMENTS begin, you cannot change the ANNUITY OPTION.

   OPTION 1. LIFE ANNUITY. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. After the ANNUITANT dies, we stop making ANNUITY PAYMENTS. If the Annuitant dies after the first payment and before the second payment, then we will make only one payment.

   OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. However, if, when the ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

   OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person are both alive. When either of these people dies, we will continue to make ANNUITY PAYMENTS, so long as the survivor continues to live. The amount of the ANNUITY PAYMENTS we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the Annuitant and the second person die after the first payment and before the second payment, then we will make only one payment.

   OPTION 4.  JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS
GUARANTEED. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person (joint ANNUITANT) are both alive. However, if when the last ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

3.  PURCHASE

Purchase Payments

   A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept for a NON-QUALIFIED contract is $10,000. If you buy the contract as part of an Individual Retirement Annuity (IRA), the minimum PURCHASE PAYMENT we will accept is $2,000. The maximum PURCHASE PAYMENTS we accept are $1 million without our prior approval. You can make additional PURCHASE PAYMENTS of $1,000 or more.

Allocation of Purchase Payments

   When you purchase a contract, we will allocate your PURCHASE PAYMENT to:

   . Fixed Account I;

   . any currently available GUARANTEE PERIOD of Fixed Account II; and/or

   . one or more of the INVESTMENT PORTFOLIOS you have selected.

   If you make additional PURCHASE PAYMENTS, we will allocate them in the same way as your first PURCHASE PAYMENT unless you tell us otherwise. Any allocation to Fixed Account I or to any GUARANTEE PERIOD of Fixed Account II must be at least $5,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an INVESTMENT PORTFOLIO must be at least $1,000. BMA reserves the right to decline any PURCHASE PAYMENT.

   At its discretion, BMA may refuse PURCHASE PAYMENTS into Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the PURCHASE PAYMENT.

   Once we receive your PURCHASE PAYMENT and the necessary information, we will issue your contract and allocate your first PURCHASE PAYMENT within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional PURCHASE PAYMENTS, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

Free Look

   If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, BMA will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your PURCHASE PAYMENT (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your PURCHASE PAYMENT in the Money Market Portfolio for 15 days beginning when we allocate your first PURCHASE PAYMENT. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Accumulation Units

   The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the INVESTMENT PORTFOLIO(S) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An ACCUMULATION UNIT works like a share of a mutual fund.) During the INCOME PHASE of the contract we call the unit an ANNUITY UNIT.

   Every business day we determine the value of an ACCUMULATION UNIT for each of the INVESTMENT PORTFOLIOS by multiplying the ACCUMULATION UNIT value for the previous business day by a factor for the current business day. The factor is determined by:

      1. dividing the value of an INVESTMENT PORTFOLIO share at the end of the current business day by the value of an INVESTMENT PORTFOLIO share for the previous business day; and

      2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

   The value of an ACCUMULATION UNIT may go up or down from day to day.

   When you make a PURCHASE PAYMENT, we credit your contract with ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount of the PURCHASE PAYMENT allocated to an INVESTMENT PORTFOLIO by the value of the ACCUMULATION UNIT for that INVESTMENT PORTFOLIO.

   We calculate the value of an ACCUMULATION UNIT for each INVESTMENT PORTFOLIO after the New York Stock Exchange closes each day and then credit your contract.

Example:

   On Monday we receive an additional PURCHASE PAYMENT of $4,000 from you. You have told us you want this to go to the Balanced Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an ACCUMULATION UNIT for the Balanced Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 ACCUMULATION UNITS for the Balanced Portfolio.

4.  INVESTMENT OPTIONS

   The contract offers 23 INVESTMENT PORTFOLIOS which are listed below. Additional INVESTMENT PORTFOLIOS may be available in the future.

   Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   BMA may enter into certain arrangements under which it is reimbursed by the INVESTMENT PORTFOLIOS' advisers, distributors and/or affiliates for the administrative services which it provides to the portfolios.

   The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment portfolios have the same investment advisers.

   A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   You should read the prospectuses for these funds carefully. Copies of these prospectuses will be sent to you with your contract. Certain portfolios contained in the fund prospectuses may not be available with your contract. Below is a summary of the investment objectives and strategies of each investment portfolio available under the contract. There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.

INVESTORS MARK SERIES FUND, INC.

   Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

   Standish Mellon Asset Management Company LLC is the Sub-Adviser to the following Portfolios:

      Intermediate Fixed Income Portfolio

          The goal of this Portfolio is to seek a high level of current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

      Mid Cap Equity Portfolio

          The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase.

      Money Market Portfolio

          The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

      Global Fixed Income Portfolio

          The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

   Stein Roe & Farnham Incorporated is the Sub-Adviser to the following
Portfolios:

      Small Cap Equity Portfolio

          The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Portfolio's Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

      Large Cap Growth Portfolio

          The goal of this Portfolio is long-term capital appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities.

   David L. Babson & Co., Inc. is the Sub-Adviser to the following Portfolio:

      Large Cap Value Portfolio

          The goal of this Portfolio is long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter.

   Lord Abbett is the Sub-Adviser to the following Portfolio:

      Growth & Income Portfolio

          This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued.

   Kornitzer Capital Management, Inc. is the Sub-Adviser to the following
Portfolio:

      Balanced Portfolio

          The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.

BERGER INSTITUTIONAL PRODUCTS TRUST

   Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger Financial Group LLC (formerly, Berger LLC) is the investment adviser to all portfolios. Berger Financial Group LLC has retained Bank of Ireland Asset Management (U.S.) as subadviser to the Berger IPT-International Fund. The following Investment Portfolio is available under the Contract:

      Berger IPT--International Fund

          The Fund aims for long-term capital appreciation through investments in common stocks of well-established foreign companies. The primary focus of the fund is on undervalued stocks of mid-sized to large companies.

THE ALGER AMERICAN FUND

   The Alger American Fund is a mutual fund with multiple portfolios. Fred Alger Management, Inc. serves as the investment adviser. The following INVESTMENT PORTFOLIOS are available under the Contract:

      Alger American Growth Portfolio

          This Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

      Alger American Leveraged AllCap Portfolio

          This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

      Alger American MidCap Growth Portfolio

          This Portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index(R).

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following INVESTMENT PORTFOLIOS are available under the contract:

      VP Income & Growth

          This Portfolio seeks dividend growth, current income, and capital appreciation by investing in common stocks. The Portfolio invests in mainly large company stocks, such as those in the Standard & Poor's 500 Composite Stock Price Index, but it also may invest in the stocks of small and medium-size companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time while matching its risk characteristics.

      VP Value

          This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.

DREYFUS STOCK INDEX FUND (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

          The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

   The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment adviser. The following INVESTMENT PORTFOLIO is available under the contract:

      Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

          The Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests at least 80% of its assets in stocks.

VARIABLE INSURANCE PRODUCTS FUND

   The Variable Insurance Products are managed by Fidelity Management & Research Company. The following INVESTMENT PORTFOLIOS are available under the contract:

      Fidelity VIP Overseas Portfolio

          This Portfolio seeks long-term growth of capital by investing at least 80% of its total assets in foreign securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

      Fidelity VIP Growth Portfolio

          This Portfolio seeks to achieve capital appreciation by investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

      Fidelity VIP Contrafund Portfolio

          This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the Adviser believes is not fully recognized by the public.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

   INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following INVESTMENT PORTFOLIOS are available under the contract:

      INVESCO VIF--High Yield Fund

          The Fund seeks a high level of current income by investing primarily in bonds and other debt securities as well as preferred stock. It also seeks capital appreciation. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings.

      INVESCO VIF--Core Equity Fund (formerly INVESCO VIF--Equity Income Fund)

          The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in common stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

LAZARD RETIREMENT SERIES, INC.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following INVESTMENT PORTFOLIO is available under the contract:

      Lazard Retirement Small Cap Portfolio

          The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

Transfers (These transfer features as stated may not be available in all states.)

   You can transfer money among the FIXED ACCOUNTS and the 23 INVESTMENT PORTFOLIOS.

   Telephone Transfers

   You can make transfers by telephone. If you own the contract with a JOINT OWNER, unless BMA is instructed otherwise, BMA will accept instructions from either you or the other OWNER. BMA will use reasonable procedures to confirm that instructions given us by telephone are genuine. If BMA fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. BMA tape records all telephone instructions.

   Transfers During the Accumulation Phase

   You can make 12 transfers every year during the ACCUMULATION PHASE without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the FIXED ACCOUNTS and to or from any INVESTMENT PORTFOLIO. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the ACCUMULATION PHASE:

      1. The minimum amount which you can transfer from the INVESTMENT PORTFOLIO, Fixed Account I or any GUARANTEE PERIOD of Fixed Account II is $250 or your entire interest in the INVESTMENT PORTFOLIO, Fixed Account I or GUARANTEE PERIOD of Fixed Account II, if less.

      2. We reserve the right to restrict the maximum amount which you can transfer from any FIXED ACCOUNT option (unless the transfer is from a GUARANTEE PERIOD of Fixed Account II just expiring) to 25% of the amount in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. Currently, BMA is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the INCOME PHASE.

      3. At its discretion, BMA may refuse transfers to Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the transfer.

      4. The minimum amount which must remain in any INVESTMENT PORTFOLIO after a transfer is $1,000. The minimum amount which must remain in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II after a transfer is $5,000.

      5. You may not make a transfer until after the end of the free look period.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

   Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more OWNERS is, or would be, harmful to other OWNERS.

   Transfers During the Income Phase

   Each year, during the INCOME PHASE, you can make 4 transfers between the INVESTMENT PORTFOLIO(s). We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the INVESTMENT PORTFOLIOS to the general account. You may not make a transfer from the general account to the INVESTMENT PORTFOLIOS. These four transfers each contract year during the INCOME PHASE are free. If you make more than 4 transfers in a year during the INCOME PHASE, a transfer fee of $25 per transfer (after the 4 free) will be charged.

Dollar Cost Averaging Option

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio or Fixed Account I to any of the other INVESTMENT PORTFOLIO(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount which can be transferred each month is $ 250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 months.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

   No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

Asset Rebalancing Option

   Once your money has been allocated among the INVESTMENT PORTFOLIOS, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

   The program will ignore any new PURCHASE PAYMENTS or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new PURCHASE PAYMENTS or transfers by contacting the BMA Service Center.

   The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The FIXED ACCOUNT options are not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

   Assume that you want your initial PURCHASE PAYMENT split between 2 INVESTMENT PORTFOLIOS. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, BMA would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

Asset Allocation Option

   BMA recognizes the value to certain OWNERS of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

   Even though BMA may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the INVESTMENT PORTFOLIOS, and should BMA become aware of such disruptive practices, it may modify the transfer provisions of the contract.

   If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an Asset Allocation Program.

Voting Rights

   BMA is the legal owner of the INVESTMENT PORTFOLIO shares. However, BMA believes that when an INVESTMENT PORTFOLIO solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other OWNERS instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that BMA owns on its own behalf. Should BMA determine that it is no longer required to comply with the above, it will vote the shares in its own right.

Substitution

   BMA may be required to substitute one or more of the INVESTMENT PORTFOLIOS you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. We may also limit further investment in an INVESTMENT PORTFOLIO if we deem the investment inappropriate.

5.  EXPENSES

   There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Coverage Charge

   Each day, BMA makes a deduction for its coverage charge. BMA does this as part of its calculation of the value of the ACCUMULATION UNITS and the ANNUITY UNITS. The amount of the charge depends upon whether you elected the Additional Death Benefit Option (ADBO).

   The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

                       If you elect the ADBO....... 1.45%
                       If you do not elect the ADBO 1.25%

   In certain states, the ADBO may not be available. Check with your registered representative regarding availability. If you purchased your contract before May 3, 1999, the ADBO is not available.

   We reserve the right to increase the coverage charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO.

   This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses.

Contract Maintenance Charge

   During the ACCUMULATION PHASE, every year on the anniversary of the date when your contract was issued, BMA deducts $35 from your contract as a contract maintenance charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro rata portion of the charge will be deducted if the ANNUITY DATE is other than an anniversary. We reserve the right to increase this charge but it will never be more than $60 each year. This charge is for administrative expenses.

   BMA will not deduct this charge, if when the deduction is to be made, the value of your contract is $100,000 or more. If you own more than one BMA contract, we will determine the total value of all your contracts (except in South Carolina). If the OWNER is a non-natural person (e.g., a corporation), we will look to the ANNUITANT to determine this information. BMA may some time in the future discontinue this practice and deduct the charge.

   After the ANNUITY DATE, the charge will be collected monthly out of each ANNUITY PAYMENT regardless of the size of the contract.

Withdrawal Charge

   During the ACCUMULATION PHASE, you can make withdrawals from your contract. BMA keeps track of each PURCHASE PAYMENT. The withdrawal charge is equal to:

                      Number of Complete Years      Withdrawal
                 From Date of PURCHASE PAYMENT        Charge
                 -----------------------------      ----------
                            0......................     7%
                            1......................     6%
                            2......................     5%
                            3......................     4%
                            4......................     3%
                            5......................     2%
                            6......................     1%
                           7 and thereafter........     0%

   After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge when you withdraw that PURCHASE PAYMENT. For purposes of the withdrawal charge, BMA treats withdrawals as coming from the oldest PURCHASE PAYMENT first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

Interest Adjustment

   An interest adjustment will be applied to each withdrawal or transfer from a Guarantee Period of Fixed Account II. The interest adjustment will be waived on death or when an Annuity Option is chosen.

Free Withdrawal Amount

   The first 10% of the contract value withdrawn (free withdrawal amount) is not subject to the withdrawal charge (unless you have already made another withdrawal during that same contract year), if on the day you make your withdrawal, the value of your contract is $10,000 or more. A withdrawal charge will be assessed against each PURCHASE PAYMENT withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge, and the free withdrawal amount are calculated at the time of each withdrawal.

   BMA does not assess the withdrawal charge on any amounts paid out as death benefits or as ANNUITY PAYMENTS if a life ANNUITY OPTION or another option with an ANNUITY PAYMENT period of more than 5 years is selected.

   NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

   The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your PURCHASE PAYMENTS or contract value. Rather, BMA pays commissions to the selling broker-dealer. Broker-dealers will be paid commissions of up to 7% of PURCHASE PAYMENTS. Sometimes, BMA may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled will not exceed 7% of PURCHASE PAYMENTS). BMA may, from time to time, pay promotional cash incentives that increase the amount of compensation.

Waiver of Withdrawal Charge (Life Liquidity Benefit)

   Under certain circumstances, after the first year, BMA will allow you to take your money out of the contract without deducting the withdrawal charge:

      1) if you become confined to a long term care facility, nursing facility or hospital for at least 90 consecutive days;

      2) if you become totally disabled;

      3) if you become terminally ill (which means that you are not expected to live more than 12 months);

      4) if you are involuntarily unemployed for at least 90 consecutive days;
   or

      5) if you get divorced.

   These benefits may not be available in your state.

Reduction or Elimination of the Withdrawal Charge

   BMA will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with BMA. BMA will not deduct a withdrawal charge under a contract issued to an officer, director or employee of BMA or any of its affiliates.

Premium Taxes

   Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. BMA is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when ANNUITY PAYMENTS begin.

   It is BMA's current practice, for all states except South Dakota, to not charge anyone for these taxes until ANNUITY PAYMENTS begin. In South Dakota, BMA will assess a charge equal to the amount of the premium tax at the time each PURCHASE PAYMENT is made.

   BMA may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

   You can make 12 free transfers every year during the ACCUMULATION PHASE and 4 free transfers every year during the INCOME PHASE. We measure a year from the day we issue your contract. If you make more than 12 transfers a year during the ACCUMULATION PHASE or more than 4 transfers a year during the INCOME PHASE, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount which is transferred. The transfer fee is for expenses in connection with transfers.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

Income Taxes

   BMA will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

   There are deductions from and expenses paid out of the assets of the various INVESTMENT PORTFOLIOS, which are described in the fund prospectuses.

6.  TAXES

   NOTE: BMA has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. BMA has included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

   Annuity contracts are a means of setting aside money for future needs usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (QUALIFIED or NON-QUALIFIED, see the following sections).

   You, as the OWNER, will not be taxed on increases in the value of your contract until a distribution occurs--either as a withdrawal or as ANNUITY PAYMENTS. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For ANNUITY PAYMENTS, different rules apply. A portion of each ANNUITY PAYMENT is treated as a partial return of your PURCHASE PAYMENTS and will not be taxed. The remaining portion of the ANNUITY PAYMENT will be treated as ordinary income. How the ANNUITY PAYMENT is divided between taxable and non-taxable portions depends upon the period over which the ANNUITY PAYMENTS are expected to be made. ANNUITY PAYMENTS received after you have received all of your PURCHASE PAYMENTS are fully includible in income.

   When a NON-QUALIFIED contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

   If you purchase the contract as an individual and not an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED contract.

   If you purchase the contract under an IRA, your contract is referred to as a QUALIFIED contract.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a QUALIFIED contract.

Withdrawals--Non-Qualified Contracts

   If you make a withdrawal from your NON-QUALIFIED contract, the Code treats such a withdrawal as first coming from earnings and then from your PURCHASE PAYMENTS. Such withdrawn earnings are includible in income.

   The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      (1) paid on or after the taxpayer reaches age 59 1/2;

      (2) paid after you die;

      (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

      (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      (5) paid under an immediate annuity; or

      (6) which come from PURCHASE PAYMENTS made prior to August 14, 1982.

Withdrawals--Qualified Contracts

   If you make a withdrawal from your QUALIFIED contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

   The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      (1) paid on or after you reach age 59 1/2;

      (2) paid after you die;

      (3) paid if you become totally disabled (as that term is defined in the Code);

      (4) paid in a series of substantially equal periodic payments made annually (or more frequently) under a lifetime annuity;

      (5) paid for certain allowable medical expenses (as defined in the Code);

      (6) paid on account of an IRS levy upon the qualified contract;

      (7) paid from an IRA for medical insurance (as defined in the Code);

      (8) paid from an IRA for qualified higher education expenses; or

      (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

   We have provided a more complete discussion in the Statement of Additional Information.

Death Benefits

   Any death benefits paid under the contract are taxable to the BENEFICIARY. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as ANNUITY PAYMENTS. Estate taxes may also apply.

   Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

   The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. The Internal Revenue Service is currently examining whether these death benefits are appropriate for use as IRAs (including Roth IRAs). If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

   You should consult your tax adviser regarding these features and benefits prior to purchasing a contract or adding the ADBO to your contract.

Diversification and Owner Control

   The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. BMA believes that the INVESTMENT PORTFOLIOS are being managed so as to comply with the requirements.

   Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the INVESTMENT PORTFOLIOS. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law OWNERS are permitted to select INVESTMENT PORTFOLIOS, to make transfers among the INVESTMENT PORTFOLIOS or the number and type of INVESTMENT PORTFOLIOS OWNERS may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the OWNER of the contract, could be treated as the OWNER of the INVESTMENT PORTFOLIOS.

   Due to the uncertainty in this area, BMA reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.  ACCESS TO YOUR MONEY

   You can have access to the money in your contract:

      (1) by making a withdrawal (either a partial or a complete withdrawal);

      (2) by electing to receive ANNUITY PAYMENTS; or

      (3) when a death benefit is paid to your BENEFICIARY.

Withdrawals can only be made during the ACCUMULATION PHASE.

   When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

   . less any applicable withdrawal charge,

   . less any premium tax,

   . less any contract maintenance charge, and

   . less an interest adjustment (for amounts allocated to Fixed Account II), if applicable.

(See Section 5. Expenses for a discussion of the charges.)

   Unless you instruct BMA otherwise, any partial withdrawal will be made pro rata from all the INVESTMENT PORTFOLIO(S) and the FIXED ACCOUNT option(s) you selected. Under most circumstances, the amount of any partial withdrawal must be for at least $1,000 (withdrawals made pursuant to the automatic withdrawal program and the minimum distribution option are not subject to this minimum). BMA requires that after a partial withdrawal is made you keep at least $1,000 in any INVESTMENT PORTFOLIO and $5,000 in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. BMA also requires that after a partial withdrawal is made you keep at least $10,000 in your contract.

   We will pay the amount of any withdrawal from the INVESTMENT PORTFOLIOS within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see Section 7--Suspension of Payments or Transfers). Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is soon after your payment by certified check.

   Income taxes and tax penalties may apply to any withdrawal you make.

Automatic Withdrawal Program

   The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $250. You may select to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the contract value withdrawn is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

   All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated other than the 29th, 30th or 31st of any month. If any designated day is not a business day. If it is not, then the payment will be the next business day.

   No Minimum Distribution payments and/or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

   Income taxes and tax penalties may apply to automatic withdrawals.

Minimum Distribution Program

   If you own an IRA contract, you may select the Minimum Distribution Program. Under this program, BMA will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for QUALIFIED plans. BMA will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge and will be instead of the 10% single free withdrawal amount each year.

   No Dollar Cost Averaging transfers or Automatic Withdrawals will be allowed if you are participating in the Minimum Distribution Program.

Suspension of Payments or Transfers

   BMA may be required to suspend or postpone payments from the INVESTMENT PORTFOLIOS for withdrawals or transfers for any period when:

      1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2. trading on the New York Stock Exchange is restricted;

       3. an emergency exists as a result of which disposal of shares of the INVESTMENT PORTFOLIOS is not reasonably practicable or BMA cannot reasonably value the shares of the INVESTMENT PORTFOLIOS;

       4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of OWNERS.

   BMA has reserved the right to defer payment for a withdrawal or transfer from the FIXED ACCOUNTS for the period permitted by law but not for more than six months.

8.  PERFORMANCE

   BMA may periodically advertise performance of the various INVESTMENT PORTFOLIOS. BMA will calculate performance by determining the percentage change in the value of an ACCUMULATION UNIT by dividing the increase (decrease) for that unit by the value of the ACCUMULATION UNIT at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the INVESTMENT PORTFOLIO. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which will reflect the deduction of the coverage charge, contract maintenance charges, withdrawal charges as well as the fees and expenses of the INVESTMENT PORTFOLIO.

   BMA may also advertise the historical performance of certain INVESTMENT PORTFOLIOS whose inception dates precede the date the ACCUMULATION UNITS of your contract invested in the Portfolio.

   BMA may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

   BMA may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

   More detailed information regarding how performance is calculated is found in the SAI.

   Future performance will vary and the results shown are not necessarily representative of future results.

9.  DEATH BENEFIT

Death Benefit Enhancement (Stepped Up Death Benefit)

   If you die during the ACCUMULATION PHASE, BMA will pay a death benefit to your BENEFICIARY (see below). If you have a JOINT OWNER, the death benefit will be paid when the first of you dies. The surviving JOINT OWNER will be treated as the BENEFICIARY.

   The amount of the death benefit depends on how old you are on the day we issue your contract. If BMA issues your contract prior to your 80th birthday, the death benefit will be:

      During the first contract year, the greater of:

       (1) the payments you have made, less any money you have taken out and related withdrawal charges; or

      (2) the value of your contract.

   During the second and subsequent contract years, the greater of:

       (1) the payments you have made, less any money you have taken out and related withdrawal charges; or

       (2) the value of your contract; or

       (3) the highest year end death benefit value. The year end death benefit value is the contract value on the last day of each contract year prior to your 81st birthday, plus payments you have made, less withdrawals and charges since that day.

   If BMA issues your contract on or after your 80th birthday, the death benefit will be the greater of:

       (1) the payments you have made, less any money you have taken out and related withdrawal charges; or

       (2) the value of your contract.

   THE ABOVE DEATH BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE, in which case, the death benefit will be the greater of:

       1. total PURCHASE PAYMENTS, less withdrawals (and any withdrawal charges paid on the withdrawals);

       or

       2. the value of your contract at the time the death benefit is to be paid.

Additional Death Benefit Option (ADBO)--(+ Plus 15)

   If you bought your contract on or after May 3, 1999, you can elect the ADBO at the time you buy the contract. The ADBO may not be available in your state (check with your registered representative regarding the availability of the Additional Death Benefit Option). We will determine the benefit as of the date we receive at our Service Center proof of death, an authorized request for payment and any other necessary information for a payment option.

   The Additional Death Benefit is equal to 15% of the excess of: the "Additional Death Benefit Ending Value" over the "Additional Death Benefit Base Value" (as defined below).

   If the BENEFICIARY is your spouse, is under age 81 and elects to continue the contract after you die, the Additional Death Benefit will be added to the contract value on the date your spouse elects to continue the contract. In that case, a second Additional Death Benefit will apply to the continued contract. We deem any election to continue the contract valid on the date we receive an authorized request at our Service Center. The second Additional Death Benefit is equal to 15% of the excess of your spouse's "Additional Death Benefit Ending Value" over his or her "Additional Death Benefit Base Value" (as defined below). If your spouse is 81 or older at the time we receive proof of your death, your spouse may continue the contract, but there will not be a second Additional Death Benefit.

   Additional Death Benefit Base Value means:

   . For the OWNER, the sum of the PURCHASE PAYMENTS made.

   . For your surviving spouse, the contract value on the date of his or her election to continue the contract, including all death benefits for the OWNER plus any PURCHASE PAYMENTS that were made after the date of the election.

   Additional Death Benefit Ending Value means the lesser of:

   . The contract value on the date BMA receives at its Service Center proof of death and any other necessary information; and

   . The contract value on the decedent's 81st birthday, if BMA receives at its Service Center proof of death after the decedent's 81st birthday.

   If you select the ADBO, the coverage charge for your contract will be higher than it would have been without this benefit and currently, the interest rate we credit on amounts you have allocated to Fixed Account II will be reduced.

   You will not receive any benefit under the ADBO if there is no gain under your contract when the death benefit is calculated.

   Appendix B to this prospectus contains examples of how the Additional Death Benefit is calculated.

   The Additional Death Benefit Option (ADBO) is available for use with IRA Contracts (including SEP's, Transfers, and Rollovers). This feature is not available for use with Roth IRA contracts.

   The entire death benefit must be paid within 5 years of the date of death unless the BENEFICIARY elects to have the death benefit payable under an ANNUITY OPTION. The death benefit payable under an ANNUITY OPTION must be paid over the BENEFICIARY'S lifetime or for a period not extending beyond the BENEFICIARY'S life expectancy. Payment must begin within one year of the date of death. If the BENEFICIARY is the spouse of the OWNER, he/she can continue the contract in his/her own name. Payment to the BENEFICIARY (other than a lump sum) may only be elected during the 60 day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

   If you or any JOINT OWNER dies during the INCOME PHASE (and you are not the ANNUITANT) any remaining payments under the ANNUITY OPTION chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the INCOME PHASE, the BENEFICIARY becomes the OWNER.

   See Section 6. Taxes--Death Benefits regarding the tax treatment of death proceeds.

Death of Annuitant

   If the ANNUITANT, who is not an OWNER or JOINT OWNER, dies during the ACCUMULATION PHASE, you can name a new ANNUITANT. If no ANNUITANT is named within 30 days of the death of the ANNUITANT, you will become the ANNUITANT. However, if the OWNER is a non-natural person (for example, a corporation), then the death of the ANNUITANT will be treated as the death of the OWNER, and a new ANNUITANT may not be named.

   Upon the death of the ANNUITANT during the INCOME PHASE, the death benefit, if any, will be as provided for in the ANNUITY OPTION selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the ANNUITANT'S death.

10.  OTHER INFORMATION

BMA

   Business Men's Assurance Company of America (BMA), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

   BMA's obligations arising under the contracts are general obligations of BMA.

The Separate Account

   BMA has established a separate account, BMA Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of BMA adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

   The assets of the Separate Account are held in BMA's name on behalf of the Separate Account and legally belong to BMA. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business BMA may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts BMA may issue.

Distributor

   Jones & Babson, Inc., acts as the distributor of the contracts. Jones & Babson, Inc. is a wholly owned subsidiary of BMA.

Administration

   We have hired Liberty Insurance Services, 2000 Wade Hampton Boulevard, Greenville, South Carolina to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policies and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services.

Ownership

   Owner. You, as the OWNER of the contract, have all the rights under the contract. The OWNER is as designated at the time the contract is issued, unless changed. The BENEFICIARY becomes the OWNER upon the death of the OWNER.

   Joint Owner. The contract can be owned by JOINT OWNERS. Any JOINT OWNER must be the spouse of the other OWNER (except in Pennsylvania and Oregon). Upon the death of either JOINT OWNER, the surviving OWNER will be the primary BENEFICIARY. Any other BENEFICIARY designation will be treated as a contingent BENEFICIARY unless otherwise indicated.

Beneficiary

   The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The BENEFICIARY is named at the time the contract is issued unless changed at a later date. Unless an irrevocable BENEFICIARY has been named, you can change the BENEFICIARY at any time before you die.

Assignment

   You can assign the contract at any time during your lifetime. BMA will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

   If the contract is issued pursuant to a QUALIFIED plan, there may be limitations on your ability to assign the contract.

Financial Statements

   The financial statements of BMA and the Separate Account have been included in the Statement of Additional Information.

                           Table of Contents of The
                      Statement of Additional Information

   Company
   Experts
   Legal Opinions
   Distributor
   Reduction or Elimination of Withdrawal Charge
   Calculation of Performance Data
   Federal Tax Status
   Annuity Provisions
   Mortality and Expense Guarantee
   Financial Statements

                  APPENDIX A--CONDENSED FINANCIAL INFORMATION

   ACCUMULATION UNIT Value History--The following schedule includes ACCUMULATION UNIT values for the years or periods shown. This data has been extracted from the Separate Account's audited December 31, 2001 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                                                             Contracts with 1.25%
                                                               Coverage Charge
                                                    --------------------------------------
                                                      Year     Year     Year   Period from
                                                     Ended    Ended    Ended    9/6/98 to
                                                    12/31/01 12/31/00 12/31/99  12/31/98
                                                    -------- -------- -------- -----------
INVESTORS MARK SERIES FUND, INC.:
 MONEY MARKET SUB-ACCOUNT
   Unit value at beginning of period............... $11.2136 $10.7272 $10.0910  $  10.00
   Unit value at end of period..................... $11.4950 $11.2136 $10.7272  $10.0910
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   32,435   47,507    6,648    17,747
 INTERMEDIATE FIXED INCOME SUB-ACCOUNT
   Unit value at beginning of period............... $11.2812 $10.3128 $10.0531  $  10.00
   Unit value at end of period..................... $11.9445 $11.2812 $10.3128  $10.0531
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................  150,064   60,427   28,681         0
 GLOBAL FIXED INCOME SUB-ACCOUNT
   Unit value at beginning of period............... $11.4737 $10.6143 $10.1741  $  10.00
   Unit value at end of period..................... $11.8336 $11.4737 $10.6143  $10.1741
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   23,053    9,988    5,890         0
 MID CAP EQUITY SUB-ACCOUNT
   Unit value at beginning of period............... $13.4986 $10.7602 $12.0489  $  10.00
   Unit value at end of period..................... $12.9710 $13.4986 $10.7602  $12.0489
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   48,414   37,895   37,267     6,884
 SMALL CAP EQUITY SUB-ACCOUNT
   Unit value at beginning of period............... $12.3613 $12.8633 $11.6860  $  10.00
   Unit value at end of period..................... $11.0206 $12.3613 $12.8633  $11.6860
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   59,776   51,886   29,139     6,990
 LARGE CAP GROWTH SUB-ACCOUNT
   Unit value at beginning of period............... $14.8504 $17.0939 $12.1679  $  10.00
   Unit value at end of period..................... $11.0631 $14.8504 $17.0939  $12.1679
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   50,011   47,219   24,654     8,207
 LARGE CAP VALUE SUB-ACCOUNT
   Unit value at beginning of period............... $10.7092 $ 9.9680 $11.3245  $  10.00
   Unit value at end of period..................... $10.4075 $10.7092 $ 9.9680  $11.3245
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   53,464   55,541   47,627     7,921
 GROWTH & INCOME SUB-ACCOUNT
   Unit value at beginning of period............... $14.6325 $11.9485 $11.9485  $  10.00
   Unit value at end of period..................... $13.4992 $14.6325 $12.7758  $11.9485
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................  120,916   85,895   51,979     1,966

                                                             Contracts with 1.25%
                                                               Coverage Charge
                                                    --------------------------------------
                                                      Year     Year     Year   Period from
                                                     Ended    Ended    Ended    9/6/98 to
                                                    12/31/01 12/31/00 12/31/99  12/31/98
                                                    -------- -------- -------- -----------
 BALANCED SUB-ACCOUNT
   Unit value at beginning of period............... $10.6769 $ 9.9724 $10.5555  $  10.00
   Unit value at end of period..................... $10.9175 $10.6769 $ 9.9724  $10.5555
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   65,184   46,283   41,270         0
BERGER INSTITUTIONAL PRODUCTS TRUST:
 BERGER IPT--INTERNATIONAL SUB-ACCOUNT
   Unit value at beginning of period............... $13.6893 $15.4324 $11.2656  $  10.00
   Unit value at end of period..................... $10.7791 $13.6893 $15.4324  $11.2656
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   64,713   49,616   35,993       938
DREYFUS STOCK INDEX SUB-ACCOUNT:
   Unit value at beginning of period............... $10.6553 $11.8936 $  10.00  $      0
   Unit value at end of period..................... $ 9.2412 $10.6553 $11.8936  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   76,710   58,380    3,788         0
DREYFUS VARIABLE INVESTMENT FUND:
 DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
   Unit value at beginning of period............... $10.4808 $11.6811 $  10.00  $      0
   Unit value at end of period..................... $ 8.9772 $10.4808 $11.6811  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   15,005   12,934    9,494         0
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
 INVESCO VIF--HIGH YIELD FUND
   Unit value at beginning of period............... $ 9.3921 $10.7689 $  10.00  $      0
   Unit value at end of period..................... $ 7.8907 $ 9.3921 $10.7689  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   15,924   12,182    7,453         0
 INVESCO VIF--CORE EQUITY FUND
   Unit value at beginning of period............... $11.7287 $11.3253 $  10.00  $      0
   Unit value at end of period..................... $10.5440 $11.7287 $11.3253  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   36,255   20,032    2,016         0
LAZARD RETIREMENT SERIES, INC.:
 LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
   Unit value at beginning of period............... $12.3931 $10.3673 $  10.00  $      0
   Unit value at end of period..................... $14.5195 $12.3931 $10.3673  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   19,568    8,235    6,992         0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
 VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period............... $10.2737 $11.6388 $  10.00  $      0
   Unit value at end of period..................... $ 9.2986 $10.2737 $11.6388  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   38,180   31,590   10,395         0
 VP VALUE SUB-ACCOUNT
   Unit value at beginning of period............... $11.4079 $ 9.7779 $  10.00  $      0
   Unit value at end of period..................... $12.7108 $11.4079 $ 9.7779  $  10.00
   No. of ACCUMULATION UNITS Outstanding at end of
     period........................................   49,334   17,278   10,905         0

                                                             Contracts with 1.25%
                                                               Coverage Charge
                                                             --------------------
                                                               Year   Period from
                                                              Ended    5/1/00 to
                                                             12/31/01  12/31/00
                                                             -------- -----------
THE ALGER AMERICAN FUND:
  GROWTH PORTFOLIO
   Unit value at beginning of period........................ $ 8.3211   $ 10.00
   Unit value at end of period.............................. $ 7.2468   $8.3211
   No. of ACCUMULATION UNITS Outstanding at end of period...   60,561    32,903
  LEVERAGED ALLCAP PORTFOLIO
   Unit value at beginning of period........................ $ 7.8990   $ 10.00
   Unit value at end of period.............................. $ 6.5583   $7.8990
   No. of ACCUMULATION UNITS Outstanding at end of period...   99,924    78,141
  MIDCAP GROWTH PORTFOLIO
   Unit value at beginning of period........................ $ 9.6215   $ 10.00
   Unit value at end of period.............................. $ 8.8821   $9.6215
   No. of ACCUMULATION UNITS Outstanding at end of period...  111,490    81,113
VARIABLE INSURANCE PRODUCTS FUND (VIP)
  FIDELITY VIP OVERSEAS PORTFOLIO
   Unit value at beginning of period........................ $ 8.4199   $ 10.00
   Unit value at end of period.............................. $ 6.5556   $8.4199
   No. of ACCUMULATION UNITS Outstanding at end of period...   58,147    35,640
  FIDELITY VIP GROWTH PORTFOLIO
   Unit value at beginning of period........................ $ 8.5037   $ 10.00
   Unit value at end of period.............................. $ 6.8976   $8.5037
   No. of ACCUMULATION UNITS Outstanding at end of period...   45,927    26,306
VARIABLE INSURANCE PRODUCTS FUND
  FIDELITY VIP CONTRAFUND PORTFOLIO
   Unit value at beginning of period........................ $ 9.4284   $ 10.00
   Unit value at end of period.............................. $ 8.1503   $9.4284
   No. of ACCUMULATION UNITS Outstanding at end of period...   19,807    13,385

                                                             Contracts with 1.45%
                                                               Coverage Charge
                                                             --------------------
                                                                Year      Year
                                                               Ended     Ended
                                                              12/31/01  12/31/00
                                                             --------   --------
INVESTORS MARK SERIES FUND, INC.:
  MONEY MARKET SUB-ACCOUNT
   Unit value at beginning of period........................ $10.4325   $  10.00
   Unit value at end of period.............................. $10.6729   $10.4325
   No. of ACCUMULATION UNITS Outstanding at end of period...   31,773      1,821
  INTERMEDIATE FIXED INCOME SUB-ACCOUNT
   Unit value at beginning of period........................ $10.9171   $  10.00
   Unit value at end of period.............................. $11.5359   $10.9171
   No. of ACCUMULATION UNITS Outstanding at end of period...   34,462      7,993
  GLOBAL FIXED INCOME SUB-ACCOUNT
   Unit value at beginning of period........................ $10.7880   $  10.00
   Unit value at end of period.............................. $11.1032   $10.7880
   No. of ACCUMULATION UNITS Outstanding at end of period...    3,533          0
  MID CAP EQUITY SUB-ACCOUNT
   Unit value at beginning of period........................ $12.5198   $  10.00
   Unit value at end of period.............................. $12.0064   $12.5198
   No. of ACCUMULATION UNITS Outstanding at end of period...    2,916        805

                                                             Contracts with 1.45%
                                                               Coverage Charge
                                                             --------------------
                                                                Year      Year
                                                               Ended     Ended
                                                              12/31/01  12/31/00
                                                             --------   --------
  SMALL CAP EQUITY SUB-ACCOUNT
   Unit value at beginning of period........................ $ 9.5905   $  10.00
   Unit value at end of period.............................. $ 8.5332   $ 9.5905
   No. of ACCUMULATION UNITS Outstanding at end of period...    2,052      1,295
  LARGE CAP GROWTH SUB-ACCOUNT
   Unit value at beginning of period........................ $ 8.6701   $  10.00
   Unit value at end of period.............................. $ 6.4461   $ 8.6701
   No. of ACCUMULATION UNITS Outstanding at end of period...      809      1,323
  LARGE CAP VALUE SUB-ACCOUNT
   Unit value at beginning of period........................ $10.7221   $  10.00
   Unit value at end of period.............................. $10.3992   $10.7221
   No. of ACCUMULATION UNITS Outstanding at end of period...   12,145        855
  GROWTH & INCOME SUB-ACCOUNT
   Unit value at beginning of period........................ $11.4303   $  10.00
   Unit value at end of period.............................. $10.5239   $11.4303
   No. of ACCUMULATION UNITS Outstanding at end of period...    6,915      1,305
  BALANCED SUB-ACCOUNT
   Unit value at beginning of period........................ $10.6850   $  10.00
   Unit value at end of period.............................. $10.9040   $10.6850
   No. of ACCUMULATION UNITS Outstanding at end of period...    5,020      4,059
BERGER INSTITUTIONAL PRODUCTS TRUST:
  BERGER IPT--INTERNATIONAL SUB-ACCOUNT
   Unit value at beginning of period........................ $ 8.8528   $  10.00
   Unit value at end of period.............................. $ 6.9568   $ 8.8528
   No. of ACCUMULATION UNITS Outstanding at end of period...    8,730      5,377
DREYFUS STOCK INDEX SUB-ACCOUNT:
   Unit value at beginning of period........................ $ 8.9409   $  10.00
   Unit value at end of period.............................. $ 7.7388   $ 8.9409
   No. of ACCUMULATION UNITS Outstanding at end of period...   17,566      3,808
DREYFUS VARIABLE INVESTMENT FUND:
  DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
   Unit value at beginning of period........................ $ 8.9544   $  10.00
   Unit value at end of period.............................. $ 7.6546   $ 8.9544
   No. of ACCUMULATION UNITS Outstanding at end of period...    2,567        777
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
  INVESCO VIF-HIGH YIELD FUND
   Unit value at beginning of period........................ $ 8.7041   $  10.00
   Unit value at end of period.............................. $ 7.2980   $ 8.7041
   No. of ACCUMULATION UNITS Outstanding at end of period...      418          0
  INVESCO VIF-CORE EQUITY FUND
   Unit value at beginning of period........................ $10.3354   $  10.00
   Unit value at end of period.............................. $ 9.2729   $10.3354
   No. of ACCUMULATION UNITS Outstanding at end of period...      309        309
LAZARD RETIREMENT SERIES, INC.:
  LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
   Unit value at beginning of period........................ $11.9301   $  10.00
   Unit value at end of period.............................. $13.9491   $11.9301
   No. of ACCUMULATION UNITS Outstanding at end of period...    3,542      1,809

                                                             Contracts with 1.45%
                                                               Coverage Charge
                                                             --------------------
                                                                Year      Year
                                                               Ended     Ended
                                                              12/31/01  12/31/00
                                                             --------   --------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
  VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period........................ $ 8.8094   $  10.00
   Unit value at end of period.............................. $ 7.9573   $ 8.8094
   No. of ACCUMULATION UNITS Outstanding at end of period...    6,113      2,153
  VP VALUE SUB-ACCOUNT
   Unit value at beginning of period........................ $11.6436   $  10.00
   Unit value at end of period.............................. $12.9475   $11.6436
   No. of ACCUMULATION UNITS Outstanding at end of period...    2,511        365

                                                             Contracts with 1.45%
                                                               Coverage Charge
                                                             --------------------
                                                               Year   Period from
                                                              Ended    5/1/00 to
                                                             12/31/01  12/31/00
                                                             -------- -----------
THE ALGER AMERICAN FUND:
  GROWTH PORTFOLIO
   Unit value at beginning of period........................ $8.3130    $ 10.00
   Unit value at end of period.............................. $7.2252    $8.3130
   No. of ACCUMULATION UNITS Outstanding at end of period...  11,706          0
  LEVERAGED ALLCAP PORTFOLIO
   Unit value at beginning of period........................ $7.8912    $ 10.00
   Unit value at end of period.............................. $6.5387    $7.8912
   No. of ACCUMULATION UNITS Outstanding at end of period...   2,757        924
MIDCAP GROWTH PORTFOLIO
   Unit value at beginning of period........................ $9.6121    $ 10.00
   Unit value at end of period.............................. $8.8556    $9.6121
   No. of ACCUMULATION UNITS Outstanding at end of period...   4,434      1,734
VARIABLE INSURANCE PRODUCTS FUND (VIP)
  FIDELITY VIP OVERSEAS PORTFOLIO
   Unit value at beginning of period........................ $8.4117    $ 10.00
   Unit value at end of period.............................. $6.5361    $8.4117
   No. of ACCUMULATION UNITS Outstanding at end of period...   2,206          0
  FIDELITY VIP GROWTH PORTFOLIO
   Unit value at beginning of period........................ $8.4953    $ 10.00
   Unit value at end of period.............................. $6.8771    $8.4953
   No. of ACCUMULATION UNITS Outstanding at end of period...   1,320        457
VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
  FIDELITY VIP II CONTRAFUND PORTFOLIO
   Unit value at beginning of period........................ $9.4191    $ 10.00
   Unit value at end of period.............................. $8.1260    $9.4191
   No. of ACCUMULATION UNITS Outstanding at end of period...   1,068          0

                  APPENDIX B--ADDITIONAL DEATH BENEFIT OPTION

   The following examples show you how we calculate the additional death benefit (ADB) if you elect the Additional Death Benefit Option.

EXAMPLE #1

   Owner purchases contract at age 50;
   Spouse, who is age 45, is named BENEFICIARY;
   Total PURCHASE PAYMENTS at death of $100,000;
   OWNER dies at age 70, with contract value of $250,000.

   The Additional Death Benefit payable to the BENEFICIARY would be $22,500. This is determined by .15 x [ADB Ending Value ($250,000) - ADB Base Value ($100,000)]--i.e. .15 x $150,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $272,500.

EXAMPLE #2

   Same assumptions as Example #1, except that surviving spouse elects to continue the contract.

   The contract value ($250,000) on the date of election to continue the contract would be increased by $22,500 to $272,500. The ADB Base Value would be $272,500. Assume the surviving spouse dies at age 75, no additional PURCHASE PAYMENTS were made, and the contract value was $400,000. The second Additional Death Benefit payable to the current BENEFICIARY would be $19,125. This is determined by .15 x [ADB Ending Value ($400,000) - spouse's ADB Base Value ($272,500)]--i.e. .15 x $127,500. If the basic death benefit were equal to the contract value, the total death benefit would be $419,125.

EXAMPLE #3

   Owner purchases contract at age 70;
   Spouse who is also age 70 is named as BENEFICIARY;
   PURCHASE PAYMENTS total $100,000;
   OWNER dies at age 85 with a contract value of $250,000;
   The contract value on the OWNER'S 81st birthday was $200,000.

   The Additional Death Benefit payable to the BENEFICIARY would be $15,000. This is determined by .15 x [ADB Ending Value ($200,000, since the value at the Owner's 81st birthday is less than the value at death) - ADB Base Value ($100,000)]--i.e. .15 x $100,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $265,000. If the surviving spouse elects to continue the contract, the contract value would be increased to $265,000. However, since the surviving spouse is older than age 80, there would be no second Additional Death Benefit at his/her death.

EXAMPLE #4

   Owner purchases contract at age 50;
   Spouse who is age 45 is named as BENEFICIARY;
   Total PURCHASE PAYMENTS at death of $100,000;
   On the 10th contract anniversary the contract value is $250,000; On the 10th contract anniversary the Owner withdraws $150,000;
   The next day the OWNER dies at age 60.

   The Additional Death Benefit payable to the BENEFICIARY would be $7,500. This is determined by .15 x [ADB Ending Value ($150,000) - ADB Base Value ($100,000)]--i.e. .15 x $50,000. If the basic death benefit under the contract were equal to the contract value, the total death benefit would be $157,500.

EXAMPLE #5

   Owner purchases contract at age 50;
   Total PURCHASE PAYMENTS at death is $100,000;
   Contract Value on the day prior to the 25th Contract Anniversary (Owner age
75) is $320,000;
   Owner dies at age 76 with contract value of $300,000.

   The basic death benefit is $320,000. This basic death benefit amount is $20,000 higher than the contract value at the time of the owner's death. This is due to ratcheted property of the basic death benefit as described in the prospectus. Under this example, an Additional Death Benefit is also payable because the ADBO was selected at the time of contract issue. The Additional Death Benefit payable is .15 x [ADB Ending Value ($300,000) -ADB Base Value ($100,000)] which equals $30,000. The total death benefit payable to the BENEFICIARY is the sum of the basic death benefit ($320,000) and the Additional Death Benefit ($30,000) which totals $350,000. This is $50,000 more than the contract value at the time of the owner's death.

                              Detach and mail to:

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                          2000 WADE HAMPTON BOULEVARD
                           GREENVILLE, SC 29602-0789

   Please send me, at no charge, the Statement of Additional Information dated May 1, 2002 for the Annuity Contract issued by BMA.

              (Please print or type and fill in all information)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                          State                              Zip Code

                  Business Men's Assurance Company of America
                    P.O. Box 412879 / Kansas City, MO 64141